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                                                                     EXHIBIT 1.1

            NUMBER                                                                                            SHARES
           DXA 54016

 THIS CERTIFICATE IS TRANSFERABLE
       IN NEW YORK, NY OR
      RIDGEFIELD PARK, NJ
                                               CITIZENS, INC.                                SEE REVERSE FOR CERTAIN
                           INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO          DEFINITIONS AND LIMITATIONS
                                                                                                   CUSIP 174740 10 0


THIS CERTIFIES THAT


                                                  SPECIMEN


is the owner of

              FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, WITHOUT PAR VALUE, OF
                                                CITIZENS, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the Class A common shares represented hereby are issued and shall be subject to all the provisions of the Articles of Incorporation of the Corporation,
as now or hereafter amended, to all of which the holder hereof by acceptance hereof assents.
         This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers

Dated:
                                                CITIZENS, INC.
                                                     *
                                                    SEAL
/s/ Jeffrey J. Wood                                                                     /s/ Mark A. Oliver
-------------------                                                                     ------------------
          Secretary                                COLORADO                                      President

                                                                                COUNTERSIGNED AND REGISTERED:
                                                                                   MELLON INVESTOR SERVICES LLC
                                                                                       TRANSFER AGENT AND REGISTRAR
                                                                                BY
                                                                                               AUTHORIZED SIGNATURE
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                                     1.1-1
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                                 CITIZENS, INC.

PURSUANT TO ARTICLE III OF THE AMENDED ARTICLES OF INCORPORATION OF CITIZENS,
INC. FILED WITH THE SECRETARY OF STATE OF THE STATE OF COLORADO. THE CLASS A
COMMON STOCK AND CLASS B COMMON STOCK ARE EQUAL IN ALL RESPECTS, WITH THE
EXCEPTION THAT (1) THE CASH DIVIDENDS PAID ON EACH SHARE OF CLASS A COMMON STOCK
SHALL BE TWICE THE AMOUNT OF THE CASH DIVIDENDS PAID ON EACH SHARE OF CLASS B
COMMON STOCK, AND (2) THE CLASS B COMMON STOCK SHALL HAVE THE EXCLUSIVE RIGHT TO
ELECT A SIMPLE MAJORITY OF THE BOARD OF DIRECTORS OF THE COMPANY AND THE CLASS A
COMMON STOCK SHALL HAVE THE EXCLUSIVE RIGHT TO ELECT THE REMAINING DIRECTORS.
PRE-EMPTIVE RIGHTS ARE DENIED AND CUMULATIVE VOTING IS PROHIBITED. THE
CORPORATION WILL FURNISH A COPY OF ARTICLE III TO THE RECORD HOLDER OF THIS
CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE
OF BUSINESS OR REGISTERED OFFICE.


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
         TEN COM  -as tenants in common                                   UNIF GIFT MIN ACT -       Custodian
         TEN ENT  -as tenants by the entireties                                              ---------------------
         JT TEN   -as joint tenants with right of                                              (Cust)      (Minor)
                   survivorship and not as tenants                                       under Uniform Gifts to Minors
                   in common                                                             Act__________________________
                                                                                                     (State)


     Additional abbreviations may also be used though not in the above list.

               FOR VALUE RECEIVED, ________HEREBY SELL, ASSIGN AND TRANSFER UNTO PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE
   -------------------------------------------

   -----------------------------------------------------------------------------
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   _______________________________________________________________________Shares
   of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


   _____________________________________________________________________Attorney
   to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

   Dated_____________________

                                    X______________________________
                                             (SIGNATURE)
NOTICE:
THE SIGNATURES(S) TO THIS
ASSIGNMENT MUST CORRESPOND
WITH THE NAME(S) AS WRITTEN
UPON THE FACE OF THE CERTIFICATE
IN EVERY PARTICULAR WITHOUT
ALTERATION OR ENLARGEMENT OR
ANY CHANGE WHATEVER.                X_____________________________
                                             (SIGNATURE)

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN *ELIGIBLE GUARANTOR INSTITUTION*
AS DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED SIGNATURE(S) GUARANTEED BY:

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